UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21881

Oppenheimer Rochester Minnesota Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

MINNESOTA MUNICIPAL FUND

ANNUAL REPORT 3.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	0.35%	-4.42%	0.39%
5-Year	10.72	9.65	5.71
Since Inception (11/7/06)	4.01	3.33	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

The tax benefits of investing in Oppenheimer Rochester Minnesota Municipal Fund, we imagine, probably landed on the short list of “things that can make you smile while completing tax returns.” The Fund, which generated tax-free income throughout the 12 months ended March 31, 2014, had a Class A distribution yield of 4.38% at net asset value (NAV) on that date. By way of comparison, a taxable investment would have had to earn 7.31% to provide as much income. Many municipal bond funds had negative total returns for the 12 months ended March 31, 2014, the result of declining muni market prices during calendar year 2013. Nonetheless, this Fund’s annual total return for Class A shares this reporting period was 0.35% (without sales charges). The Fund’s Class A shares have now provided a positive total return at NAV in five consecutive annual reporting periods.

MARKET OVERVIEW

The muni market rebounded the last quarter of this reporting period, which was a welcomed development after the volatility of the previous three quarters. On multiple occasions during this reporting period, statements by the leadership of the Federal Reserve rattled the muni market. This occurred notably in June 2013, when then-chairman Ben S. Bernanke spoke about potential changes to the short-term Fed Funds target rate and the eventual tapering of the Fed’s stimulus program. Although

The average distribution yield at NAV for Lipper’s Minnesota Municipal Debt Funds category was 3.29% at the end of this reporting period. At 4.38%, the average distribution yield at NAV for the Fund’s Class A shares was 109 basis points higher than the category average.

the Fed announced that it was “prepared to increase or reduce the pace of its purchases” and that the Fed Funds rate

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.38%

Dividend Yield with sales charge	4.18

Standardized Yield	3.73

Taxable Equivalent Yield	7.31

Last distribution (3/25/14)	$0.046

Total distributions (4/1/13 to 3/31/14)	$0.503

  Endnotes for this discussion begin on page 14 of this report

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would remain between zero and 0.25%, a sharp sell-off in the fixed-income space ensued, prompted by a belief that a policy change was imminent.

A sell-off also occurred in mid-March 2014 after Janet Yellen, the newly confirmed Fed chairman, held her first press conference and announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” Earlier, the Fed had reported that rates would not change until the unemployment rate had crossed the 6.5% threshold.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. In March 2014, it announced plans to lower its April spending by another $10 billion and said that further adjustments would be “contingent on the Committee’s outlook for the labor market and inflation as well as its assessment of the likely efficacy and costs of such purchases.”

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of March 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.96%, up 77 basis points from March 28, 2013. On March 31, 2014, the average yield on 10-year, AAA-rated muni bonds was 2.53%, up 57 basis points from the March 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, the same as it was on the March 2013 date.

In Minnesota, the State Legislature announced a 2-year budget deal in May 2013 that was expected to generate $2 billion in new tax revenue for fiscal years 2014 and 2015. Also that month, a last minute tax hike was passed that would

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raise $2.1 billion in revenue for the state through increased taxes for top earners, cigarettes, and corporations. By the close of this reporting period, the Minnesota Management and Budget office said it was anticipating a budget surplus of $1.2 billion, up from an earlier forecast of approximately $800 million. The state also finished fiscal year 2013 with a surplus of $636 million.

August saw the sale of more than $450 million of high-grade General Obligation (G.O.) bonds, which are backed by the full faith and taxing authority of state and local governments. Minnesota Municipal Power came to market the same month with $20 million in tax-exempt electric revenue bonds to help finance the Hometown BioEnergy project, a biomass generating station also backed by a $9 million federal grant.

In January 2014 a case seeking to block the state’s plans to issue bonds to finance a new 65,000-seat stadium for the Vikings was brought to the Minnesota Supreme Court and promptly dismissed. The construction initiative continues to have the support of Governor Mark Dayton, who said that he was “extremely concerned that this lawsuit would delay the financing of the stadium, and the progress of the $400 million development adjacent to it.” The $975 million project will be funded in part by the sale of $468 million of general fund appropriation-backed bonds.

As of March 31, 2014, the state’s G.O.s were rated Aa1 by Moody’s Investors Service and AA-plus by Standard & Poor’s and Fitch Ratings.

During this reporting period, media coverage about Detroit’s bankruptcy and about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Minnesota Municipal Fund held nearly 260 securities as of March 31, 2014. This long-term Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was ranked first in Lipper’s Minnesota Municipal Debt Funds category. At 4.38% as of March 31, 2014, it was 109 basis points higher than the category average,

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which was 3.29%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.31%, based on the Fund’s standardized yield as of March 31, 2014, and the current top federal and Minnesota income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Refundings were a common occurrence during the first half of this reporting period and, in general, led to increased dividend pressure on longer-term municipal bond funds, such as this Fund. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. These types of transactions made it difficult in the first 6 months of the reporting period for some longer-term funds to replace the called bonds with bonds that had equally attractive yields.

The dividend trend for this Fund, however, shows the positive impact a yield-driven approach can have. This Fund’s Class A dividend, which was 4.0 cents per share at the outset of the reporting period, increased three times during the reporting period. It rose to 4.1 cents per Class A share in September 2013, to 4.3 cents in November 2013, and to 4.6 cents in February 2014. In all, the Fund distributed 50.3 cents per share this reporting period.

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As of March 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 14.9% of its total assets. Our holdings in this sector consist of securities across the credit spectrum, most of which are investment grade. This credit-sensitive sector contributed favorably to the Fund’s overall performance this reporting period.

“Credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – was in evidence this reporting period and can adversely affect credit-sensitive sectors, including this sector. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds.

The adult living facilities sector represented 14.2% of the Fund’s total assets as of March 31, 2014. These bonds, which finance various projects at senior living centers, also contributed favorably to the Fund’s performance this reporting period.

Tax increment financing (TIF) bonds constituted 13.1% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds, and this sector also contributed favorably to the Fund’s total return for this reporting period.

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The Fund’s investments in the multifamily and single-family housing sectors represented 12.8% and 2.3% of the Fund’s total assets, respectively, as of March 31, 2014. During this reporting period, these sectors continued to provide competitive levels of tax-free income and both contributed favorably to the performance of the Fund.

As of March 31, 2014, 10.1% of the Fund’s total assets were invested in the education sector, which contributed positively to Fund performance. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state.

The Fund was also invested in the higher education sector this reporting period, which constituted 6.9% of total assets as of March 31, 2014. Although the investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income, this credit sensitive sector detracted from the Fund’s performance this reporting period.

Of the Fund’s total assets on March 31, 2014, 5.7% were invested in the marine/aviation facilities sector, which was a favorable contributor this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 3.3% of the Fund’s total assets as of March 31, 2014. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements and contributed positively to the Fund’s total return this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 2.9% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

During this reporting period, however, Puerto Rico debt became the subject of a

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variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. The reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. This coverage led to increased pricing pressure in this sector. Additionally, “credit spread widening” was in evidence.

Nearly three quarters of the Fund’s G.O. securities were issued by Puerto Rico as of March 31, 2014. In all, G.O.s represented 1.9% of total assets at the end of this reporting period. The Fund’s holdings also include bonds issued in a handful of municipalities in Minnesota. Credit-sensitive G.O. holdings caused the sector to detract from the Fund’s performance this reporting period.

All of the sales tax revenue bonds held by the Fund this reporting period – 1.2% of the Fund’s total assets as of March 31, 2014 – were issued in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows. The Fund’s sales tax revenue bonds detracted from the Fund’s performance this reporting period.

In February 2014, S&P, Moody’s and Fitch downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings saw an increase in the percentage of their assets that were below investment grade.

At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-investment-grade bonds (see page 11 for further details). While nearly 75% of this Fund’s holdings were investment grade as of March 31, 2014, investors should note that lower-rated bonds can be more volatile than investment grade bonds and subject to greater liquidity risk.

Investors should also note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold. Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

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Late in this reporting period, the market reacted quite favorably to new G.O. bonds issued by Puerto Rico. Strong demand led officials to increase the offering by $500 million, to $3.5 billion, and the sale attracted $16 billion in orders. The bond deal confirmed that the Commonwealth had not lost its access to the credit market, as some critics had asserted. The Fund’s holdings of Puerto Rico paper remained a detractor to overall Fund performance for the reporting period, even though most munis issued on island rallied in the period’s final 3 months.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

Several sectors in which the Fund maintained relatively smaller investments as of March 31, 2014, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in the following sectors: parking fee revenue, energy equipment and services, specialty retail, not-for profit organizations, and paper, containers, and packaging.

In other sectors, however, widening credit spreads and higher yields took a toll on performance. For example, the electric utilities sector detracted from the Fund’s performance this reporting period, as did the securities that the Fund held in government appropriation, student loans, building products, and highways/commuter facilities.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. During this reporting period, the prices of these securities were adversely affected by market conditions and the Fund’s inverse floaters, in aggregate, detracted from Fund performance. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any

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capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase, as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2014, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and

Team Leader, on behalf of the rest of the Rochester

portfolio management team: Scott S. Cottier, Troy E.

Willis, Mark R. DeMitry, Michael L. Camarella,

Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	14.9%

Adult Living Facilities	14.2

Tax Increment Financing (TIF)	13.1

Multifamily Housing	12.8

Education	10.1

Higher Education	6.9

Marine / Aviation Facilities	5.7

Electric Utilities	4.5

Municipal Leases	3.3

Government Appropriation	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on total assets.

  CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.9%	0.3%	1.2%

AA	23.7	0.0	23.7

A	15.3	0.0	15.3

BBB	15.5	17.4	32.9

BB or lower	4.7	22.2	26.9

Total	60.1%	39.9%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 3/31/14

	Without Sales Charge	With Sales Charge
Class A	4.38%	4.18%
Class B	3.70	N/A
Class C	3.70	N/A
Class Y	4.34	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/14

Class A	3.73%
Class B	3.17
Class C	3.17
Class Y	3.89

TAXABLE EQUIVALENT YIELDS

As of 3/31/14

Class A	7.31%
Class B	6.22
Class C	6.22
Class Y	7.63

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	1-Year	5-Year	Since Inception
Class A (OPAMX)	11/7/06	0.35%	10.72%	4.01%
Class B (OPBMX)	11/7/06	-0.33%	9.91%	3.38%
Class C (OPCMX)	11/7/06	-0.32%	9.90%	3.22%
Class Y (OPYMX)	7/29/11	0.41%	N/A	6.78%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14
	Inception Date	1-Year	5-Year	Since Inception
Class A (OPAMX)	11/7/06	-4.42%	9.65%	3.33%
Class B (OPBMX)	11/7/06	-5.15%	9.63%	3.38%
Class C (OPCMX)	11/7/06	-1.29%	9.90%	3.22%
Class Y (OPYMX)	7/29/11	0.41%	N/A	6.78%

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.046 for the 28-day accrual period ended March 25, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 25, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0388,

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$0.0388, and $0.0456, respectively, for the 28-day accrual period ended March 25, 2014, and on the corresponding net asset values on that date; the Class, B, C and Y share dividends were paid on March 25, 2014.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Minnesota Municipal Debt Funds category was calculated based on the distributions and the final NAVs of the reporting period for the funds in the category. The calculation included 48 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and Minnesota tax rate of 49.0%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,063.60	$5.05
Class B	1,000.00	1,059.70	8.92
Class C	1,000.00	1,059.70	8.92
Class Y	1,000.00	1,063.60	5.11

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.04	4.95
Class B	1,000.00	1,016.31	8.73
Class C	1,000.00	1,016.31	8.73
Class Y	1,000.00	1,020.00	5.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.73
Class C	1.73
Class Y	0.99

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    March 31, 2014

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—107.8%
Minnesota—104.9%
$ 120,000	Aitkin, MN Health Care Facilities (Riverwood Healthcare Center)	5.600%	02/01/2032	$120,901

500,000	Anoka County, MN Charter School[1]	5.000	06/01/2043	484,305

300,000	Anoka County, MN Charter School[1]	5.000	06/01/2032	300,687

290,000	Anoka County, MN Charter School[1]	5.000	06/01/2027	296,725

25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	26,225

1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apts.)[1]	5.000	04/01/2027	1,052,560

500,000	Anoka, MN Health Care Facility (Homestead Anoka)	7.000	11/01/2046	499,320

1,000,000	Anoka-Hennepin, MN Independent School District No. 11[1,2]	5.000	02/01/2034	1,098,940

250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)	6.750	03/01/2040	256,457

25,000	Austin, MN GO1	5.000	10/01/2018	25,062

750,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)[1]	5.000	01/01/2031	794,587

850,000	Austin, MN Hsg. & Redevel. Authority (St. Marks Lutheran Home)	7.000	12/01/2046	879,520

250,000	Baytown, MN Township (Friends of St. Croix Preparatory Academy/St. Croix Preparatory Academy	5.750	08/01/2042	239,542

430,000	Baytown, MN Township (St. Croix Preparatory Academy)[1]	7.000	08/01/2038	447,307

85,000	Blue Earth County, MN Economic Devel. Authority[1]	5.000	12/01/2027	89,343

75,000	Brainerd, MN Hsg. & Redevel. Authority, Series A1	5.000	02/01/2022	75,121

20,000	Brainerd, MN Hsg. & Redevel. Authority, Series A1	5.000	02/01/2019	20,047

150,000	Breckenridge, MN (Catholic Health Initiatives)[1]	5.000	05/01/2030	150,516

1,025,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.375	09/01/2026	1,037,320

1,500,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)	5.000	01/01/2042	1,572,015

1,150,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)	5.000	01/01/2032	1,237,423

1,000,000	Chicago, MN Hsg. & Healthcare (CDL Homes)	6.000	08/01/2043	1,024,300

1,100,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)	5.500	03/01/2037	1,112,034

240,000	Cloquet, MN Pollution Control (Potlach Corp.)[1]	5.900	10/01/2026	240,070

200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	200,700

1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375	02/15/2032	888,550

172,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.000	02/15/2017	174,589

1,400,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700	07/01/2042	1,072,456

25,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.300	07/01/2017	25,006

750,000	Dakota County, MN Community Devel. Agency (Ebenezer Ridges Assisted Living)	5.750	11/01/2033	767,707

18      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)

$ 3,565,000	Dakota County, MN Community Devel. Agency (Grande Market Place)[1]	5.350%	05/20/2034	$3,567,781

50,000	Dakota County, MN Community Devel. Agency (Grande Market Place)[1]	5.400	11/20/2043	50,019

50,000	Dakota County, MN Community Devel. Agency (Southfork Apts.)[1]	5.400	08/01/2018	50,128

4,555,000	Dakota County, MN Community Devel. Agency (Southfork Apts.)[1]	5.650	02/01/2031	4,683,451

100,000	Dakota County, MN Community Devel. Agency (Southfork Apts.)[1]	5.625	02/01/2026	100,039

1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500	07/01/2043	1,000,620

5,000	Douglas County, MN Alexandria Hsg. & Redevel. Authority (Windmill Ponds)	2.810	07/01/2015	4,718

1,460,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)	5.875	11/01/2033	1,476,323

500,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)[1]	5.875	11/01/2040	507,455

785,000	Duluth, MN Independent School District No. 709 COP	5.125	03/01/2029	769,732

1,315,000	Duluth, MN Independent School District No. 709 COP	5.250	03/01/2032	1,290,738

300,000	Duluth, MN Independent School District No. 709 COP	5.000	03/01/2025	298,998

725,000	Duluth, MN Independent School District No. 709 COP	5.000	03/01/2027	715,829

100,000	East Central, MN Independent School District No. 2580[1]	5.000	02/01/2022	100,391

500,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)	5.200	10/01/2027	472,805

1,270,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700	10/01/2036	971,690

1,150,000	Falcon Heights, MN (Kaleidoscope Charter School)	6.000	11/01/2037	1,150,782

400,000	Fergus Falls, MN Health Care Facilities (Lake Region Healthcare)[1]	5.400	08/01/2040	404,644

280,000	Glencoe, MN Healthcare Facilities (Glencoe Regional Health Services)	4.000	04/01/2031	268,638

385,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)	5.625	02/01/2030	396,219

75,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)	5.050	02/01/2030	75,016

400,000	Hutchinson, MN Public Utility	5.000	12/01/2025	452,240

300,000	Hutchinson, MN Public Utility	5.000	12/01/2022	346,674

110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	110,301

180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)	5.650	12/01/2022	180,493

115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	115,315

525,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	6.250	09/01/2040	552,284

1,100,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	5.700	09/01/2036	1,103,509

500,000	Lamberton, MN Solid Waste (Highwater Ethanol)	8.500	12/01/2022	366,670

19      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)

$ 250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000%	12/01/2030	$253,650

630,000	Maple Grove, MN Health Care Facilities (North Care)[1]	5.000	09/01/2029	635,286

285,000	Maple Grove, MN Health Care Systems (Maple Grove Hospital Corp.)[1]	5.250	05/01/2037	289,113

500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375	10/01/2024	471,825

490,000	Maplewood, MN Hsg. & Health Care (Ecumen Headquarters)	6.375	03/01/2040	512,168

720,000	Meeker County, MN (Memorial Hospital)	5.750	11/01/2037	739,188

495,000	Meeker County, MN (Memorial Hospital)	5.750	11/01/2027	514,998

35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.250	08/15/2035	37,621

35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.000	08/15/2034	36,529

70,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.520	03/01/2041	74,916

217,505	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	226,255

31,806	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.450	04/01/2027	33,649

27,054	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	12/01/2038	27,206

1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2020	1,139,400

40,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2027	41,071

1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2022	1,129,690

200,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2031	204,930

8,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[3]	5.000	01/01/2035	8,844,240

25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2020	25,805

160,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2023	175,005

30,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2025	32,813

50,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2025	51,473

85,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2022	87,581

100,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2023	103,129

125,000	Minneapolis, MN (Carechoice Member)	5.875	04/01/2024	124,997

1,250,000	Minneapolis, MN Charter School (Yinghua Academy)	6.000	07/01/2043	1,256,912

465,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)[1]	5.200	10/20/2048	468,683

45,000	Minneapolis, MN Community Devel. Agency[1]	5.700	12/01/2027	45,214

20 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)

$ 5,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)[1]	5.500%	06/01/2018	$5,023

525,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	525,693

500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)[1]	6.000	12/01/2040	555,665

40,000	Minneapolis, MN Health Care System (Fairview Health Services)[1]	5.000	05/15/2021	40,091

50,000	Minneapolis, MN Health Care System (Fairview Health Services)	5.500	05/15/2014	50,305

1,390,000	Minneapolis, MN Health Care System (Fairview Health Services/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.500	11/15/2038	1,616,556

50,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	5.000	11/15/2034	50,439

600,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.375	11/15/2023	698,346

175,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	5.000	11/15/2030	177,056

105,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.625	11/15/2028	123,528

200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	162,762

1,275,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400	04/01/2028	1,130,185

55,000	Minneapolis, MN Multifamily Hsg. (Seward Towers)[1]	5.000	05/20/2036	56,281

100,000	Minneapolis, MN Student Hsg. (Riverton Community Hsg.)	5.600	08/01/2026	99,998

250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	253,635

380,000	Minneapolis, MN Tax Increment (East River/Unocal Site)	5.250	02/01/2026	380,559

600,000	Minneapolis, MN Tax Increment (Grant Park)	5.200	02/01/2022	600,336

2,250,000	Minneapolis, MN Tax Increment (Grant Park)	5.350	02/01/2030	2,191,995

500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500	02/01/2022	493,010

1,250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)	5.750	02/01/2027	1,249,863

635,000	Minneapolis, MN Tax Increment (Unocal Site)	5.400	02/01/2031	621,722

25,000	MN Agricultural & Economic Devel. Board (Benedictine Care Centers)	5.750	02/01/2030	25,004

100,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)[1]	5.500	02/15/2025	112,149

25,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)[1]	5.000	02/15/2030	26,416

115,000	MN Agricultural & Economic Devel. Board (Fairview Health Services/FRRHS/FRWHS Obligated Group)[1]	6.375	11/15/2029	115,512

155,000	MN Agricultural & Economic Devel. Board (Fairview Health Services/FRRHS/FRWHS Obligated Group)[1]	6.375	11/15/2022	155,671

21      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)

$ 495,000	MN Agricultural & Economic Devel. Board (Fairview Hospital and Healthcare Service)[1]	5.750%	11/15/2026	$495,658

25,000	MN Agricultural & Economic Devel. Board (SMDCHS/SJMC Obligated Group)	4.750	02/15/2016	25,069

1,500,000	MN General Fund[1]	5.000	06/01/2038	1,647,285

2,000,000	MN General Fund[1]	5.000	06/01/2043	2,167,280

50,000	MN HEFA (Ausburg College)[1]	5.000	05/01/2023	50,054

600,000	MN HEFA (Bethel University)	5.500	05/01/2037	608,478

410,000	MN HEFA (Bethel University)	5.500	05/01/2022	423,235

500,000	MN HEFA (College of St. Scholastica)[1]	6.300	12/01/2040	535,890

1,000,000	MN HEFA (College of St. Scholastica)[1]	5.250	12/01/2035	1,039,360

150,000	MN HEFA (College of St. Scholastica)[1]	6.000	12/01/2028	162,812

875,000	MN HEFA (College of St. Scholastica)[1]	5.125	12/01/2040	896,534

500,000	MN HEFA (Hamline University)[1]	6.000	10/01/2032	542,165

500,000	MN HEFA (Hamline University)[1]	5.000	10/01/2029	524,430

500,000	MN HEFA (Macalester College)[1]	5.000	06/01/2035	545,745

300,000	MN HEFA (St. Catherine University)	5.000	10/01/2025	326,112

280,000	MN HEFA (St. Catherine University)	5.000	10/01/2026	299,124

200,000	MN HEFA (St. Catherine University)	5.000	10/01/2027	212,956

160,000	MN HEFA (University of St. Thomas)[1]	5.250	10/01/2034	163,416

120,000	MN HFA (Homeownership)[1]	5.000	01/01/2031	127,286

250,000	MN HFA (Rental Hsg.)	5.000	08/01/2033	262,048

1,050,000	MN HFA (Rental Hsg.)	5.300	08/01/2044	1,100,400

100,000	MN HFA (Rental Hsg.)[1]	5.000	08/01/2040	100,345

20,000	MN HFA (Residential Hsg.)[1]	5.150	07/01/2028	20,579

200,000	MN HFA (Residential Hsg.)	3.750	01/01/2022	208,328

520,000	MN HFA (Residential Hsg.)	3.750	07/01/2022	532,662

510,000	MN HFA (Residential Hsg.)[1]	5.050	07/01/2034	538,290

570,000	MN HFA (Residential Hsg.)[1]	5.100	01/01/2040	588,616

45,000	MN HFA (Residential Hsg.)[1]	5.200	01/01/2023	47,461

15,000	MN HFA (Residential Hsg.)[1]	5.900	07/01/2028	15,618

15,000	MN HFA (Residential Hsg.)[1]	5.000	07/01/2038	15,429

235,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2031	236,859

55,000	MN HFA (Residential Hsg.)[1]	5.000	07/01/2023	57,884

70,000	MN HFA (Residential Hsg.)[1]	5.250	07/01/2033	71,566

65,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2038	68,115

110,000	MN HFA (Residential Hsg.)[1]	4.600[4]	07/01/2022	112,376

25,000	MN HFA (Residential Hsg.)[1]	5.500	01/01/2038	26,235

25,000	MN Municipal Power Agency[1]	5.000	10/01/2034	25,533

40,000	MN Municipal Power Agency[1]	5.125	10/01/2029	40,862

750,000	MN Municipal Power Agency[1]	5.250	10/01/2035	808,313

10,000	MN Municipal Power Agency[1]	5.000	10/01/2035	10,444

1,410,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)	5.200	04/01/2027	1,340,910

325,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)	5.000	04/01/2017	325,042

550,000	Moorhead, MN (American Crystal Sugar Company Recovery Zone Facility)[1]	5.650	06/01/2027	592,895

100,000	Moorhead, MN Health Care (Evercare Senior Living)	5.000	09/01/2032	91,120

500,000	Moorhead, MN Health Care (Evercare Senior Living)	5.125	09/01/2037	447,485

22 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)

$ 250,000	New Ulm, MN Economic Devel. Authority (HADC Ridgeway)	6.000%	06/01/2041	$250,228

1,100,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)	6.500	10/01/2047	1,152,459

300,000	Norwood Young America MN EDA (Harbor at Peace Village)	4.000	08/01/2026	277,314

100,000	Norwood Young America MN EDA (Harbor at Peace Village)	4.100	08/01/2027	92,485

750,000	Oak Park Heights, MN Nursing Home (Boutwells Landing Care Center)	6.000	08/01/2036	777,023

600,000	Oakdale, MN Revenue (Oak Meadows Senior Hsg.)	5.000	04/01/2034	563,880

205,000	Oronoco, MN Multifamily Hsg. (Wedum Shorewood Campus)	5.400	06/01/2041	200,246

750,000	Otter Tail County, MN (Prairie Lakes Municipal Solid Waste Authority)[1]	5.000	11/01/2030	816,338

200,000	Pine City, MN Health Care & Hsg. (North Branch)	6.125	10/20/2047	200,028

170,000	Pine City, MN Health Care & Hsg. (North Branch)	5.000	10/20/2047	170,425

5,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)	5.625	07/01/2016	5,006

1,000,000	Ramsey, MN (Pact Charter School)[1]	5.500	12/01/2033	1,028,880

425,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2027	433,904

330,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2032	331,356

1,250,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2042	1,212,950

500,000	Redwood Falls, MN (Redwood Area Hospital)	5.125	12/01/2036	500,920

430,000	Rochester, MN Electric Utility	5.000	12/01/2032	482,305

250,000	Rochester, MN Health Care & Hsg. (Samaritan Bethany)	7.375	12/01/2041	274,153

35,000	Rochester, MN Health Care Facilities (Mayo Clinic)[1]	5.000	11/15/2038	37,966

750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)[1]	5.875	07/01/2030	826,380

245,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.000	07/01/2027	271,668

225,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.000	07/01/2028	247,538

5,000	Rosemount, MN GO1	5.400	02/01/2016	5,021

1,250,000	Saint Anthony, MN Multifamily Hsg. (Landings Silver Lake Village II)	6.000	12/01/2030	1,292,475

50,000	Saint Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.000	05/01/2025	51,784

15,000	Saint Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.125	05/01/2030	16,303

135,000	Saint Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.500	05/01/2039	144,580

1,000,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.250	09/01/2027	1,008,070

795,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.250	09/01/2030	783,361

250,000	Sauk Rapids, MN Health Care Housing Facilities (Good Shepard Lutheran Home)	7.500	01/01/2039	279,303

10,000	Shakopee, MN Health Care Facilities (St. Francis Regional Medical Center)[1]	5.250	09/01/2034	10,030

23      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)

$ 10,000	South Washington County, MN Independent School District No. 833 COP	5.250%	12/01/2014	$10,037

750,000	Southern MN Municipal Power Agency[1]	5.250	01/01/2030	804,728

10,000	Southern MN Municipal Power Agency[1]	5.000	01/01/2024	10,918

50,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.000	08/01/2015	50,524

750,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	752,820

1,000,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.000	02/01/2031	890,720

250,000	St. Louis Park, MN EDA (Hoigaard Village)	5.000	02/01/2023	255,790

100,000	St. Louis Park, MN Health Care Facilities (PNHS)[1]	5.500	07/01/2029	106,449

2,455,000	St. Louis Park, MN Health Care Facilities (PNHS)[1]	5.750	07/01/2039	2,615,778

30,000	St. Louis Park, MN Health Care Facilities (PNHS/PNMC Obligated Group)[1]	5.750	07/01/2030	32,068

50,000	St. Louis Park, MN Health Care Facilities (PNMH/PNMC Holdings/PNI Obligated Group)[1]	5.500	07/01/2023	54,182

50,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)[1]	5.250	11/15/2028	55,471

55,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)[1]	5.000	11/15/2020	61,724

600,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	597,234

1,335,000	St. Paul, MN Hsg. & Redevel. Authority (Community of Peace Building Company)[1]	5.000	12/01/2036	1,324,173

300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	302,787

400,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2025	412,632

215,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2035	219,640

1,145,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[1]	5.125	12/01/2038	1,120,600

150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	150,710

750,000	St. Paul, MN Hsg. & Redevel. Authority (Minneapolis Public Radio)[1]	5.000	12/01/2025	813,593

375,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)[1]	6.375	09/01/2031	393,926

500,000	St. Paul, MN Hsg. & Redevel. Authority (Package Facilities)[1]	5.000	08/01/2035	531,695

750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)[1]	5.500	09/20/2044	750,405

950,000	St. Paul, MN Hsg. & Redevel. Authority (Smith Avenue)[1]	5.000	08/01/2035	1,007,874

235,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2021	238,447

140,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2022	141,235

220,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2020	224,719

24 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)

$ 1,000,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000%	09/01/2026	$1,005,560

935,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2029	933,008

180,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2019	184,680

225,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2021	228,132

185,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2020	188,713

185,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2019	190,236

240,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2022	242,117

500,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (German Immersion School)	5.000	07/01/2033	463,775

1,500,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500	09/01/2043	1,422,615

500,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facilities (Carondelet Village)	6.000	08/01/2035	514,595

1,000,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facilities (Episcopal Senior Homes)	5.150	11/01/2042	917,420

1,000,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facilities (Episcopal Senior Homes)	5.000	05/01/2038	908,870

25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)[1]	5.250	05/15/2017	27,378

920,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)[1]	5.250	05/15/2036	942,098

75,000	St. Paul, MN Port Authority (Amherst H Wilder Foundation)[1]	5.000	12/01/2036	78,121

500,000	St. Paul, MN Port Authority (Gerdau Ameristeel)	4.500	10/01/2037	407,240

2,315,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	2,333,242

1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000	08/01/2036	1,331,756

510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500	02/01/2042	455,491

900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375	02/01/2032	823,194

500,000	University of Minnesota[1]	5.000	12/01/2036	557,310

1,000,000	University of Minnesota[1]	5.000	08/01/2036	1,087,130

750,000	University of Minnesota[1]	5.250	12/01/2031	872,685

500,000	Victoria, MN Private School Facility (Holy Family Catholic High School)	5.000	09/01/2029	505,275

35,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375	10/01/2030	35,572

160,000	Willmar, MN Hsg. & Redevel. Authority (Highlands Apts.)[1]	5.850	06/01/2019	160,198

750,000	Winona, MN Health Care Facilities (Winona Health Services)	5.000	07/01/2034	763,635

210,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000	12/01/2027	216,449

885,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000	12/01/2043	867,504

25      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Minnesota (Continued)

$220,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000%		12/01/2032	$221,894

					131,933,439

U.S. Possessions—2.9%
1,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	764,260

1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	751,230

250,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250		07/01/2028	163,155

250,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	181,025

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	84,627

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	77,659

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	80,540

2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[5]	08/01/2036	341,000

2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[5]	08/01/2034	395,640

90,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	71,760

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041	373,215

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	411,545

					3,695,656

Total Investments, at Value (Cost $133,126,598)—107.8%					135,629,095

Liabilities in Excess of Other Assets—(7.8)					(9,811,882)

Net Assets—100.0%					$125,817,213

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See Note 1 of the accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Zero coupon bond reflects effective yield on the date of purchase.

To simplify the listings of securities, abbreviations are used per the table below:

CCHS	Centracare Health System
CCHSLP	Centracare Health Services of Long Prairie
CCHSM	Centracare Health Services of Melrose
CHC	Children’s Health Care
CHCS	Children’s Health Care Services
COP	Certificates of Participation
ECHC	Essentia Community Hospitals & Clinics
EDA	Economic Devel. Authority
FRCS	Fairview Regional Community Services
FRRHS	Fairview Range Regional Health Services
FRWHS	Fairview Red Wing Health Services
FSH	Fairview Seminary Home
FSP	Fairview Seminary Plaza
GHP	Group Health Plan
GO	General Obligation
HADC	Housing Alternatives Development Company

26 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HFA	Housing Finance Agency
HSJH	HealthEast St. Joseph’s Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAC	Midwest Assurance Company
MSA	Math & Science Academy
PHS	Pinnacle Health System
PNHS	Park Nicollet Health Services
PNI	Park Nicollet Institute
PNMH	Park Nicollet Methodist Hospital
RH	Regions Hospital
ROLs	Residual Option Longs
RRHS	Range Regional Health Services
SJMC	St. Joseph’s Medical Center
SMDCHS	St. Mary’s Duluth Clinic Health System
StCH	St. Cloud Hospital
VOA	Volunteers of America

See accompanying Notes to Financial Statements.

27      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    March 31, 2014

Assets
Investments, at value (cost $133,126,598) —see accompanying statement of investments:	$135,629,095
Cash	617,261
Receivables and other assets:
Interest	1,869,093
Investments sold	122,369
Shares of beneficial interest sold	80,080
Other	115,132

Total assets	138,433,030
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	6,000,000
Payable for borrowings (See Note 6)	4,500,000
Investments purchased (including $1,088,740 purchased on a when-issued or delayed delivery basis)	1,140,039
Shares of beneficial interest redeemed	791,019
Dividends	94,909
Distribution and service plan fees	26,053
Shareholder communications	8,083
Trustees’ compensation	4,284
Interest expense on borrowings	257
Other	51,173

Total liabilities	12,615,817
Net Assets	$125,817,213

Composition of Net Assets
Par value of shares of beneficial interest	$9,955
Additional paid-in capital	125,720,254
Accumulated net investment income	1,109,458
Accumulated net realized loss on investments	(3,524,951)
Net unrealized appreciation on investments	2,502,497

Net Assets	$125,817,213

28      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $89,413,468 and 7,073,013 shares of beneficial interest outstanding)	$12.64
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$13.27

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,667,347 and 211,204 shares of beneficial interest outstanding)	$12.63

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,929,796 and 2,211,678 shares of beneficial interest outstanding)	$12.63

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,806,602 and 459,330 shares of beneficial interest outstanding)	$12.64

See accompanying Notes to Financial Statements

29      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Year Ended March 31, 2014

Investment Income
Interest	$7,238,750
Other income	24

Total investment income	7,238,774
Expenses
Management fees	733,780
Distribution and service plan fees:
Class A	237,124
Class B	30,285
Class C	313,264
Transfer and shareholder servicing agent fees:
Class A	78,656
Class B	2,844
Class C	28,092
Class Y	3,796
Shareholder communications:
Class A	43,253
Class B	2,159
Class C	18,555
Class Y	2,343
Borrowing fees	148,810
Interest expense and fees on short-term floating rate notes issued (See Note 1)	44,367
Interest expense on borrowings	9,393
Trustees’ compensation	2,309
Custodian fees and expenses	1,324
Other	72,478

Total expenses	1,772,832
Less waivers and reimbursements of expenses	(247,499)

Net expenses	1,525,333
Net Investment Income	5,713,441
Realized and Unrealized Loss
Net realized loss on investments	(1,360,868)
Net change in unrealized appreciation/depreciation on investments	(5,470,738)
Net Decrease in Net Assets Resulting from Operations	$(1,118,165)

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Operations
Net investment income	$5,713,441	$4,832,932
Net realized gain (loss)	(1,360,868)	637,034
Net change in unrealized appreciation/depreciation	(5,470,738)	2,793,927

Net increase (decrease) in net assets resulting from operations	(1,118,165)	8,263,893
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,849,889)	(3,694,500)
Class B	(99,596)	(119,976)
Class C	(1,030,399)	(986,347)
Class Y	(167,703)	(88,207)

	(5,147,587)	(4,889,030)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(14,585,587)	32,254,225
Class B	(793,294)	190,509
Class C	(6,805,620)	11,983,996
Class Y	2,544,223	2,063,091

	(19,640,278)	46,491,821
Net Assets
Total increase (decrease)	(25,906,030)	49,866,684
Beginning of period	151,723,243	101,856,559

End of period (including accumulated net investment income of $1,109,458 and $526,861, respectively)	$125,817,213	$151,723,243

1. March 28, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF CASH FLOWS    For the Year Ended March 31, 2014

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,118,165)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(25,723,158)
Proceeds from disposition of investment securities	41,378,118
Short-term investment securities, net	(1,344,367)
Premium amortization	487,246
Discount accretion	(47,994)
Net realized loss on investments	1,360,868
Net change in unrealized appreciation/depreciation on investments	5,470,738
Change in assets:
Increase in other assets	(75,061)
Decrease in interest receivable	245,925
Increase in receivable for securities sold	(22,369)
Change in liabilities:
Decrease in other liabilities	(2,774)
Increase in payable for securities purchased	1,087,100

Net cash provided by operating activities	21,696,107

Cash Flows from Financing Activities
Proceeds from borrowings	50,200,000
Payments on borrowings	(47,900,000)
Proceeds from shares sold	30,996,412
Payments on shares redeemed	(54,340,417)
Cash distributions paid	(440,366)

Net cash used in financing activities	(21,484,371)
Net increase in cash	211,736
Cash, beginning balance	405,525

Cash, ending balance	$617,261

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $4,690,673.
Cash paid for interest on borrowings—$9,201.
Cash paid for interest on short-term floating rate notes issued—$44,367.

See accompanying Notes to Financial Statements.

32      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.12	$12.71	$11.29	$11.81	$9.68
Income (loss) from investment operations:
Net investment income[2]	0.56	0.52	0.62	0.63	0.66
Net realized and unrealized gain (loss)	(0.54)	0.42	1.41	(0.52)	2.12

Total from investment operations	0.02	0.94	2.03	0.11	2.78
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.53)	(0.61)	(0.63)	(0.65)
Net asset value, end of period	$12.64	$13.12	$12.71	$11.29	$11.81

Total Return, at Net Asset Value[3]	0.35%	7.45%	18.32%	0.84%	29.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,413	$108,373	$73,683	$49,725	$34,074
Average net assets (in thousands)	$94,959	$92,625	$60,122	$45,723	$30,488
Ratios to average net assets:[4]
Net investment income	4.49%	3.95%	5.07%	5.35%	6.00%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.98%	0.92%	0.95%	1.01%	1.04%
Interest and fees from borrowings	0.12%	0.03%	0.08%	0.08%	0.29%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.04%	0.06%	0.06%	0.00%

Total expenses	1.13%	0.99%	1.09%	1.15%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.87%	0.94%	0.94%	1.03%
Portfolio turnover rate	19%	13%	4%	17%	14%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

Class B	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.10	$12.70	$11.28	$11.80	$9.67
Income (loss) from investment operations:
Net investment income[2]	0.46	0.42	0.52	0.54	0.58
Net realized and unrealized gain (loss)	(0.52)	0.41	1.42	(0.52)	2.12

Total from investment operations	(0.06)	0.83	1.94	0.02	2.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.43)	(0.52)	(0.54)	(0.57)
Net asset value, end of period	$12.63	$13.10	$12.70	$11.28	$11.80

Total Return, at Net Asset Value[3]	(0.33)%	6.58%	17.45%	0.09%	28.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,667	$3,605	$3,300	$1,914	$1,406
Average net assets (in thousands)	$3,027	$3,649	$2,323	$1,842	$993
Ratios to average net assets:[4]
Net investment income	3.74%	3.23%	4.29%	4.60%	5.19%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.77%	1.72%	1.76%	1.82%	1.95%
Interest and fees from borrowings	0.12%	0.03%	0.08%	0.08%	0.29%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.04%	0.06%	0.06%	0.00%

Total expenses	1.92%	1.79%	1.90%	1.96%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.62%	1.69%	1.69%	1.80%
Portfolio turnover rate	19%	13%	4%	17%	14%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class C	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.10	$12.69	$11.28	$11.79	$9.67
Income (loss) from investment operations:
Net investment income[2]	0.46	0.42	0.52	0.54	0.57
Net realized and unrealized gain (loss)	(0.52)	0.42	1.41	(0.51)	2.11

Total from investment operations	(0.06)	0.84	1.93	0.03	2.68
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.43)	(0.52)	(0.54)	(0.56)
Net asset value, end of period	$12.63	$13.10	$12.69	$11.28	$11.79

Total Return, at Net Asset Value[3]	(0.32)%	6.66%	17.36%	0.16%	28.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,930	$36,355	$23,584	$14,403	$7,521
Average net assets (in thousands)	$31,307	$30,469	$17,708	$15,492	$4,019
Ratios to average net assets:[4]
Net investment income	3.73%	3.19%	4.30%	4.55%	5.08%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.70%	1.75%	1.77%	1.93%
Interest and fees from borrowings	0.12%	0.03%	0.08%	0.08%	0.29%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.04%	0.06%	0.06%	0.00%

Total expenses	1.90%	1.77%	1.89%	1.91%	2.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.70%	1.62%	1.68%	1.69%	1.82%
Portfolio turnover rate	19%	13%	4%	17%	14%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$13.12	$12.71	$11.91
Income (loss) from investment operations:
Net investment income[3]	0.56	0.52	0.40
Net realized and unrealized gain (loss)	(0.53)	0.43	0.81

Total from investment operations	0.03	0.95	1.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.51)	(0.54)	(0.41)
Net asset value, end of period	$12.64	$13.12	$12.71

Total Return, at Net Asset Value[4]	0.41%	7.53%	10.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,807	$3,390	$1,290
Average net assets (in thousands)	$4,053	$2,208	$600
Ratios to average net assets:[5]
Net investment income	4.55%	3.99%	4.75%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.73%	0.72%
Interest and fees from borrowings	0.12%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.03%	0.04%	0.06%

Total expenses	0.91%	0.80%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.80%	0.81%
Portfolio turnover rate	19%	13%	4%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    March 31, 2014

1. Significant Accounting Policies

Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities

37      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term

38      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

39      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $6,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At March 31, 2014, municipal bond holdings with a value of $8,884,240 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,000,000 in short-term floating rate securities issued and outstanding at that date.

At March 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission ROLs[3]	15.451%	1/1/35	$2,844,240

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial

40      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,000,000 or 4.33% of its total assets as of March 31, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$1,088,740

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of

41      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$723,042	$—	$3,520,105	$1,979,079

1. As of March 31, 2014, the Fund had $3,520,105 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$1,825
2017	190,675
2018	1,937,724
2019	12,269
No expiration	1,377,612

Total	$3,520,105

2. During the fiscal year ended March 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended March 28, 2013, the Fund utilized $625,744 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

42      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for March 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$16,743	$16,743

The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 was as follows:

	Year Ended March 31, 2014	Year Ended March 31, 2013

Distributions paid from:
Exempt-interest dividends	$5,140,447	$4,877,643
Ordinary income	7,140	11,387

Total	$5,147,587	$4,889,030

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 127,688,298[1]

Gross unrealized appreciation	$ 5,562,941
Gross unrealized depreciation	(3,583,862)

Net unrealized appreciation	$ 1,979,079

1. The Federal tax cost of securities does not include cost of $5,961,718, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

43      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

Projected Benefit Obligations Increased	$70
Payments Made to Retired Trustees	113
Accumulated Liability as of March 31, 2014	883

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure

44      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies

45      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation (Continued)

(listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

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2. Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Minnesota	$—	$131,933,439	$—	$131,933,439
U.S. Possessions	—	3,695,656	—	3,695,656

Total Assets	$—	$135,629,095	$—	$135,629,095

47      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2014		Year Ended March 28, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	1,775,070	$22,020,212	3,153,426	$41,344,411
Dividends and/or distributions reinvested	284,578	3,530,490	260,581	3,414,444
Redeemed	(3,248,989)	(40,136,289)	(950,639)	(12,504,630)

Net increase (decrease)	(1,189,341)	$(14,585,587)	2,463,368	$32,254,225

Class B
Sold	586	$7,099	27,551	$354,812
Dividends and/or distributions reinvested	7,644	94,716	8,656	113,203
Redeemed	(72,111)	(895,109)	(21,077)	(277,506)

Net increase (decrease)	(63,881)	$(793,294)	15,130	$190,509

Class C
Sold	358,192	$4,526,697	1,145,170	$14,969,250
Dividends and/or distributions reinvested	73,411	909,775	67,081	878,175
Redeemed	(994,574)	(12,242,092)	(295,583)	(3,863,429)

Net increase (decrease)	(562,971)	$(6,805,620)	916,668	$11,983,996

Class Y
Sold	324,328	$4,065,695	230,760	$3,031,015
Dividends and/or distributions reinvested	12,577	155,692	6,092	79,981
Redeemed	(136,007)	(1,677,164)	(79,879)	(1,047,905)

Net increase	200,898	$2,544,223	156,973	$2,063,091

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$25,723,158	$41,378,118

48 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

49      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$63,992
Class C	414,405

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$30,352	$9,223	$5,837	$6,019

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the year ended March 31, 2014, the Manager reimbursed $176,332, $6,724, $64,436 and $7 for Class A, Class B, Class C and Class Y shares, respectively

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

50      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1501% as of March 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2014 equal 0.09% of the Fund’s average net assets

51      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings (Continued)

on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1501%. Details of the borrowings for the year ended March 31, 2014 are as follows:

Average Daily Loan Balance	$5,536,712
Average Daily Interest Rate	0.165%
Fees Paid	$183,121
Interest Paid	$9,201

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security

52      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the year ended March 31, 2014.

Details of reverse repurchase agreement transactions for the year ended March 31, 2014 are as follows:

Fees Paid	$30,765

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order

53      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation (Continued)

approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including ttorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

54      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Minnesota Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 31, 2014, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Minnesota Municipal Fund as of March 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

May 19, 2014

55      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended March 31, 2014 are eligible for the corporate dividend-received deduction. 99.86% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

56      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company

58      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

David K. Downes, Continued	(financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November

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Joanne Pace, Continued	2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2006) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February

61      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

William F. Glavin, Jr., Continued	2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein and Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2006) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited

Christina M. Nasta, Vice President and Chief Business Officer (since 2009) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

66      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0585.001.0314 May 27, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $36,000 in fiscal 2014 and $31,800 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2014 and $2,500 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $969,735 in fiscal 2014 and $430,500 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,117 in fiscal 2014 and $434,876 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment- planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,315,352 in fiscal 2014 and $867,876 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Minnesota Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/13/2014